Commitments and Contingencies	9 Months Ended
Sep. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

6. Commitments and Contingencies

Commitments

In June 2012, the Company entered into an agreement to lease office and laboratory space at Technology Square in Cambridge, Massachusetts under an operating lease agreement with a term through November 30, 2017, with an option to extend the term of the lease for an additional five-year period at the then-current market rent, as defined in the lease. With the execution of this lease, the Company was required to provide a $0.5 million letter of credit as a security deposit. The Company has recorded cash held to secure this letter of credit as restricted cash in restricted cash and other assets on the consolidated balance sheet. The Company recognizes rent expense, inclusive of escalation charges, on a straight-line basis over the initial term of the lease agreement. The Company began recognizing rent expense related to the Technology Square lease in December 2012, when the Company gained access to the leased space.

The Company’s contractual commitments under this lease as of December 31, 2012 were as follows:

(in thousands)
2013	$1,852
2014	1,906
2015	1,965
2016	2,023
2017	1,907

Total commitments	$9,653

In September 2013, the Company entered into an amendment to its Technology Square lease under which the Company leased additional office space for aggregate rent payments of $2.5 million. These additional rent payments are expected to be paid from the commencement of the lease for this additional space, which is projected to be in the first quarter of 2014, through the end of the existing lease agreement, November 30, 2017.

Rent expense, excluding contract termination costs related to the Vassar Street lease described in Note 4, Accrued Expenses, was $0.9 million and $1.2 million for the years ended December 31, 2011 and 2012, respectively.

Contingencies

In January 2008, the Company entered into a license agreement with a university to obtain an exclusive license to certain patents and patent applications related to the Company’s technology (the “License Agreement”). In connection with the License Agreement, the Company is required to pay up to $1.9 million upon the achievement of specified research, development and regulatory milestones. The milestone payments are due within 60 days following the occurrence of each milestone event. The Company has paid milestones of $0.1 million under the License Agreement as of December 31, 2012. The next potential milestone payment that the Company might be obligated to pay is $0.2 million that would be payable upon the initiation of a Phase 2 clinical trial for any product developed under the License Agreement.